    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 9, 1997

                                                 REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                    FORM S-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                     CRESCENT REAL ESTATE EQUITIES COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

                       TEXAS                                            52-1862813
           (State or Other Jurisdiction                              (I.R.S. Employer
         of Incorporation or Organization)                        Identification Number)

                          777 MAIN STREET, SUITE 2100
                            FORT WORTH, TEXAS 76102
                           TELEPHONE: (817) 877-0477
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                             ---------------------

                               GERALD W. HADDOCK
                     CRESCENT REAL ESTATE EQUITIES COMPANY
                          777 MAIN STREET, SUITE 2100
                            FORT WORTH, TEXAS 76102
                           TELEPHONE: (817) 877-0477
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------

                                   Copies to:

              ROBERT B. ROBBINS, ESQ.                               DAVID M. DEAN, ESQ.
             SYLVIA M. MAHAFFEY, ESQ.                      CRESCENT REAL ESTATE EQUITIES COMPANY
         SHAW, PITTMAN, POTTS & TROWBRIDGE                      777 MAIN STREET, SUITE 2100
                2300 N STREET, N.W.                               FORT WORTH, TEXAS 76102
              WASHINGTON, D.C. 20037

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-21905

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434 of the Securities Act of 1933, please check the following box. [ ]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE

==================================================================================================================
                                                            PROPOSED            PROPOSED
                                                             MAXIMUM             MAXIMUM
                                         AMOUNT             OFFERING            AGGREGATE           AMOUNT OF
      TYPE OF EACH CLASS OF               BEING             PRICE PER           OFFERING          REGISTRATION
   SECURITIES TO BE REGISTERED         REGISTERED           SHARE(1)            PRICE(1)               FEE
------------------------------------------------------------------------------------------------------------------
Common Shares.....................     $42,585,033           $39.00            $42,585,033         $12,905(2)
==================================================================================================================

(1) Estimated solely for purposes of calculating the registration fee. The aggregate maximum public offering price of all Securities issued pursuant to this Registration Statement will not exceed $42,585,033.
(2) Calculated pursuant to Rule 457(o) of the rules and regulations under the Securities Act of 1933, as amended.

                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATION SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The contents of the Registration Statement filed by Crescent Real Estate Equities Company with the Securities and Exchange Commission (File No. 333-21905) pursuant to the Securities Act of 1933, as amended, is incorporated by reference into this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, State of Texas, on the 9th day of October, 1997.

                                            CRESCENT REAL ESTATE
                                            EQUITIES COMPANY

                                            By:    /s/ GERALD W. HADDOCK
                                              ----------------------------------
                                                      Gerald W. Haddock
                                                President and Chief Executive
                                                            Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                     SIGNATURES                                    TITLE                    DATE
                     ----------                                    -----                    ----
              /s/ RICHARD E. RAINWATER*                Trust Manager and Chairman of    October 9, 1997
-----------------------------------------------------    the Board
                Richard E. Rainwater

                  /s/ JOHN C. GOFF*                    Trust Manager and Vice           October 9, 1997
-----------------------------------------------------    Chairman of the Board
                    John C. Goff

                /s/ GERALD W. HADDOCK                  Trust Manager, President and     October 9, 1997
-----------------------------------------------------    Chief Executive Officer
                  Gerald W. Haddock                      (Principal Executive
                                                         Officer)

                 /s/ DALLAS E. LUCAS                   Senior Vice President and        October 9, 1997
-----------------------------------------------------    Chief Financial Officer
                   Dallas E. Lucas                       (Principal Financial and
                                                         Accounting Officer)

                /s/ ANTHONY M. FRANK*                  Trust Manager                    October 9, 1997
-----------------------------------------------------
                  Anthony M. Frank

               /s/ MORTON H. MEYERSON*                 Trust Manager                    October 9, 1997
-----------------------------------------------------
                 Morton H. Meyerson

                /s/ WILLIAM F. QUINN*                  Trust Manager                    October 9, 1997
-----------------------------------------------------
                  William F. Quinn

              /s/ PAUL E. ROWSEY, III*                 Trust Manager                    October 9, 1997
-----------------------------------------------------
                 Paul E. Rowsey, III

                /s/ MELVIN ZUCKERMAN*                  Trust Manager                    October 9, 1997
-----------------------------------------------------
                  Melvin Zuckerman

             *By: /s/ GERALD W. HADDOCK
  ------------------------------------------------
                  Gerald W. Haddock
                  Attorney-in-fact

                                 EXHIBIT INDEX

        EXHIBIT
          NO.                               DESCRIPTION OF EXHIBIT
        -------                             ----------------------
          5.01           -- Opinion of Shaw, Pittman, Potts & Trowbridge as to the
                            legality of the securities being registered by the
                            Registrant
          8.01           -- Opinion of Shaw, Pittman, Potts & Trowbridge regarding
                            certain material tax issues relating to the Registrant.
         23.01           -- Consent of Arthur Andersen LLP, Certified Public
                            Accountants, dated October 6, 1997.
         23.02           -- Consent of Arthur Andersen LLP, Certified Public
                            Accountants, dated October 6, 1997.
         23.03           -- Consent of Shaw, Pittman, Potts & Trowbridge (included in its opinion filed as Exhibit 5.01 to this Registration
                            Statement).